Exhibit 10.1

EXECUTION COPY	Contract No. #205132-3
AMENDMENT NO. 3
to
Yahoo! Publisher Network Agreement
THIS AMENDMENT NO. 3 (this “Third Amendment”) is entered into as of August 1, 2007 (the “Third Amendment Effective Date”) by and between Overture Services, Inc. (“Overture”) and Local.com Corporation, formerly known as Interchange Corporation, (“Publisher”), and amends the Yahoo! Publisher Network Agreement between Overture and Publisher entered into as of October 17, 2005, as amended by Amendment No. 1 dated as of December 8, 2005 and Amendment No. 2 dated as of March 31, 2006 (collectively, the “Agreement”).
In consideration of the mutual covenants and conditions, the receipt and sufficiency is of which are hereby acknowledged, Publisher and Overture hereby agree as follows:
1.	The “End Date” on the first page of the Agreement is amended to be ***.

2.	The “Site” Section on the first page of the Agreement is deleted in its entirety and replaced with the following:

“Site = www.local.com, www.localconnect.com, www.mrlocal.com and www.premierguide.com (sometimes referred to herein individually or collectively as “Results Hosting Sites”); and *** (as defined in the *** Attachment attached to this Third Amendment). Use of the term “Site” throughout the Agreement shall include the aforementioned collectively, or each such website on an individual basis, as context indicates.”

3.	The “Implementation” section on the first page of the Agreement is hereby amended to add the following:

“Publisher will abide by the provisions of the *** Attachment.”

4.	The “Compensation” section on the first page of the Agreement is hereby deleted in its entirety and replaced with the following:
“For Paid Results, Overture will pay Publisher a percentage of Adjusted Gross Revenue as follows:

As of the Third Amendment Effective Date through ***, the following table shall be applicable for determining compensation hereunder:

Adjusted Gross Revenue in the
applicable calendar month	Percentage of Adjusted Gross Revenue
***	***
***	***

Adjustment: ***

As of ***, the following table shall be applicable for determining compensation hereunder:

Adjusted Gross Revenue in the
applicable calendar month	Percentage of Adjusted Gross Revenue
***	***
***	***
***	***
***	***

Adjustment: ***
Overture Confidential
*** — Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

EXECUTION COPY	Contract No. #205132-3
The figures in the tables above are in U.S. dollars. Gross Revenue with respect to countries other than the U.S. in the Territory will be converted to U.S. dollars to determine the applicable tier of Adjusted Gross Revenue during the Term, and payments will be made pursuant to Section 6 of Attachment B.”

5.	The notice section on the first page of the Agreement is hereby amended by deleting Overture’s address and facsimile information and replacing it with the following:

“3333 W. Empire Ave., Burbank, CA 91504, Fax: 818 524 3001, Attn: General Counsel”

6.	Section A of Attachment A — Additional Implementation Requirements shall be amended by adding the following as a new paragraph 8 to Section A:

“8. Overture reserves the right for certain keywords, in Overture’s sole discretion, to deliver no Results and provide a response that no Results are being delivered.”

7.	Section A of Attachment A — Additional Implementation Requirements shall be amended by adding the following as a new paragraph 9 to Section A:

“9. Publisher will host all Results. For the avoidance of doubt and except as otherwise agreed by the parties in writing, users submitting *** (as defined in the ***) will *** the Results Hosting Sites, which for the avoidance of doubt are owned, operated and hosted by Publisher; and all Results *** will be hosted on a Results Hosting Site.”

8.	Section B of Attachment A — Additional Implementation Requirements shall be amended by deleting the last sentence of paragraph 1 of such Section B and replacing it with the following:

“Overture reserves the right to require Publisher to remove Hyperlinks from any webpage.”

9.	Section 8 (“Exclusivity”) of the Terms and Conditions to the Agreement shall be amended by adding the following sentence after the third sentence of such Section:

“Notwithstanding anything to the contrary contained in this Section 8, with respect only to ***.”

10.	Section 12 (“Traffic Quality”) of the Terms and Conditions to the Agreement is hereby amended by deleting the first two sentences of such Section and replacing them with the following as follows:

“For each Query and each click on a Paid Result, Publisher will provide: *** Publisher will provide this information at the time a Query is sent to Overture and when a user clicks on a Paid Result.”

11.	Section 17 (“Limitation of Liability”) of the Terms and Conditions to the Agreement is hereby amended by adding the following to the end of item (iii) of the third paragraph of such Section:

“***”

12.	Section 18 (“Abuse of Services”) of the Terms and Conditions to the Agreement is hereby amended by adding the following:

“(g) ***;

(h)	***; or

(i)	***.”

13.	Section 18 (“Abuse of Services”) of the Terms and Conditions to the Agreement is hereby amended by adding the following (changes in italics) to the last sentence of the final paragraph of such Section 18:

“If Publisher violates the same provision of this Section 18 more than once *** or any of the provisions of this Section 18 more than twice, Overture may terminate this Agreement without providing opportunity to cure.”
Overture Confidential
*** — Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

EXECUTION COPY	Contract No. #205132-3
14.	Section 27 (“Expiration/Termination”) is hereby amended to add Sections *** of the *** to those Sections that will survive expiration or termination of the Agreement.

15.	Section 30 (“Definitions”) is hereby amended such that the definition of each of “Links” and “Territory” in such Section reads as follows (changes in italics):

“Links: Search Boxes *** and Hyperlinks ***, to the extent included in the SO.”

“Territory: the United States, Canada and any other market upon which the parties mutually agree in writing pursuant to the terms of this Agreement.”

16.	The Agreement is amended to add the *** (attached hereto as Exhibit 1) to the Agreement.

17.	The Agreement is amended to add the mockups (attached hereto as Exhibit 2) to the Mockups section of Attachment A to the Agreement.

18.	This Third Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be the original but all of which taken together shall constitute one and the same instrument.

19.	The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. Capitalized terms not defined herein have the meanings set forth in the Agreement, except as amended by this Third Amendment.

20.	Except as amended by this Third Amendment, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Third Amendment and the Agreement, the terms of this Third Amendment shall govern.
This Third Amendment has been executed by the duly authorized representatives of the parties as of the Third Amendment Effective Date.

LOCAL.COM CORPORATION		OVERTURE SERVICES, INC.

By:	/s/ Stanley B. Crair	By:	/s/ Scott Bushman

Name:	Stanley B. Crair	Name:	Scott Bushman

Title:	COO/President	Title:	Senior Director

Overture Confidential
*** — Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

EXECUTION COPY	Contract No. #205132-3
EXHIBIT 1
*** ATTACHMENT
***
Overture Confidential
*** — Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

EXECUTION COPY	Contract No. #205132-3
Exhibit 2
Mockups
www.localconnect.com
Overture Confidential

EXECUTION COPY	Contract No. #205132-3
www.mrlocal.com
Overture Confidential
*** — Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission

EXECUTION COPY	Contract No. #205132-3
www.local.com
Overture Confidential

EXECUTION COPY	Contract No. #205132-3
Links
Overture Confidential

EXECUTION COPY	Contract No. #205132-3
Exhibit 3
List of *** approved by Overture
***
Overture Confidential

EXECUTION COPY	Contract No. #205132-3
Exhibit 4
*** approved by Overture as of the Third Amendment Effective Date

***	***
***
Overture Confidential

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